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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                            Current Report Pursuant
                          to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): July 22, 1996



                                   VANS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                0-19402                           33-0272893
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        (Commission File Number)     (I.R.S. Employer Identification No.)


             2095 Batavia Street, Orange, California         92865
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            (Address of Principal Executive Offices)      (Zip Code)


                                  (714) 974-7414
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER MATTERS

        On July 22, 1996, the Federal District Court for the Central District of California entered an order approving the settlement of the class action securities lawsuit which was filed against the Company and certain of its present and former officers and directors in June 1995. The Court dismissed the case with prejudice.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            Vans, Inc.
                                     ---------------------------
                                           (Registrant)


Date: July 23, 1996                  By: /s/ Craig E. Gosselin
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                                            Craig E. Gosselin
                                           Vice President and
                                             General Counsel